STEPS TO RECEIVE YOUR CONSIDERATION SHARES
____________________________________________________________________________

To receive your consideration, you must complete the following steps:

Fill out the Shareholder Registration Table on page 5. The registration and address must match Odyssey’s records.
If your address of record needs to be updated, fill out Box “A” on page 9.
If the Consideration Shares (as defined below) are to be mailed to an address other than the address of record or the address indicated in Box “A”, fill out Box “B” on page 9.
Fill out Box “C” on page 9.
If the securities are owned jointly, all owners must sign this Letter of Transmittal.
If the Letter of Transmittal is being signed by anyone other than the current registered holder, supporting documentation demonstrating signing authority must be provided (Refer to #5 in FAQ).
If you want your Consideration Shares issued and mailed to the name and address of record, leave Boxes “A”, “B”, and “D” blank.
If the Consideration Shares are to be issued to any person or entity other than the current registered holder, fill out Box “D” on page 6. The Medallion or Signature Guarantee section (Box “E” on page 9) must also be filled out and stamped by an Eligible Institution (Refer to #3 and #4 in FAQ).
If the Consideration Shares are to be held at one of Odyssey’s offices for pick-up, fill out Box “F” on page 9.
Fill out Box “G” on page 10.
Complete the applicable Internal Revenue Service (“IRS”) Form:
W-9 if you are a U.S person, or
W-8 if you are not a U.S. person for U.S. federal income tax purposes.
If applicable, include your original share certificate(s) or DRS statement(s). If your share certificate(s) has been lost, stolen, or destroyed, the Letter of Transmittal must be completed as fully as possible and forwarded, together with a letter describing the loss. Odyssey will respond with replacement requirements (which may include an Affidavit of Loss and Indemnity Bond).

Once required steps are complete, please send original documents to Odyssey Trust Company, the Depositary, at the following address by mail, hand, or courier:
Trader’s Bank Building
702 – 67 Yonge Street
Toronto ON M5E 1J8
Attention: Corporate Actions

FREQUENTLY ASKED QUESTIONS (FAQ)

1.What is a Registered Shareholder? A registered shareholder is a person or entity who directly owns shares in a company. The registered shareholder will have their name and address filed on the company's registry.
2.How do I confirm the number of shares I have? Holders may contact Odyssey by visiting our website: www.odysseytrust.com/ca-en/help or by phone by at 1-888-290-1175 (Toll-Free).
3.What is a Medallion Guarantee? It is a special certification stamp that guarantees a signature and authorizes a transfer of securities from one registered holder to another. If your financial institution does not offer Medallion Guarantees, you can request a virtual Medallion by making an appointment through Odyssey by visiting: www.odysseytrust.com/ca-en/help.
4.What is an Eligible Institution? It is a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP), or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Participants of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States. Alternatively, a Signature Guarantee from Bank of Nova Scotia, RBC and TD, is acceptable.
5.What is Signing Authority? Where someone executes the Letter of Transmittal other than the registered shareholder or where the shares are registered to an entity, it must be accompanied by satisfactory evidence of the representative’s authority to sign on behalf of the registered holder or entity. Examples of these documents include Corporate Resolutions, Partnership/Trustee Agreements, proofs of guardianship, Powers of Attorney, Estate Documentation, etc. Note: Documents demonstrating authority must be dated within the last 6 months.

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LETTER OF TRANSMITTAL
WITH RESPECT TO THE CLASS E SUBORDINATE VOTING SHARES OF ACREAGE HOLDINGS, INC.

This Letter of Transmittal is for use by registered holders (the “Registered Acreage Fixed Shareholders”) of Class E subordinate voting shares (the “Acreage Fixed Shares”) of Acreage Holdings, Inc. (“Acreage”) and must accompany certificate(s) or DRS statement(s) representing the Acreage Fixed Shares deposited in connection with the proposed plan of arrangement (the “Plan of Arrangement”) pursuant to section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) in accordance with the terms of an arrangement agreement between Acreage and Canopy Growth Corporation (“Canopy”) dated April 18, 2019, as amended on May 15, 2019, September 23, 2020 (the “Acreage Amending Agreement”) and November 17, 2020 (and as it may be further amended, modified, restated or supplemented from time to time in accordance with its terms) (collectively, the “Arrangement Agreement”). If the acquisition of the Acreage Fixed Shares pursuant to the Arrangement (the “Acquisition”) is completed, Registered Acreage Fixed Shareholders (other than Dissenting Shareholders and Canopy) who have properly completed, duly executed and delivered this Letter of Transmittal and all other required documents to Odyssey Trust Company (the “Depositary”) will receive a fraction of a common share of Canopy (each whole common share of Canopy, a “Canopy Share”) in exchange for each Acreage Fixed Share held by Registered Acreage Fixed Shareholders at the Acquisition Effective Time (as defined in the Arrangement Agreement) (the “Exchange Ratio”), as adjusted in accordance with the terms of the Arrangement Agreement (such Canopy Shares issuable to the Registered Acreage Fixed Shareholders, being the “Consideration Shares”).
The Exchange Ratio is not currently known as it is subject to adjustment pursuant to the Arrangement Agreement, if, among other things, Acreage issues greater than the permitted number of Acreage Fixed Shares. Following the completion of Acreage’s private placement offering in June 2024 (the “2024 Offering”), it is expected that Acreage will issue additional Acreage Fixed Shares in excess of the maximum number of Acreage Fixed Shares permitted under the Arrangement Agreement, with the effect that the Exchange Ratio will be significantly reduced.
The following table illustrates a non-exhaustive range of potential Exchange Ratios based on a range of Canopy Share prices during the previous 52-week period after giving effect to the 2024 Offering:

Canopy Share Price (US$)	Fixed Share Exchange Ratio
US$5.00 and below	≈ 0.00000
US$6.00	0.00198
US$7.00	0.00683

While the above chart shows indicative potential adjustment to the Exchange Ratio at the closing of the Acquisition, there is not currently any certainty on what the final Exchange Ratio will be.
Pursuant to the Acreage Amending Agreement, Canopy holds the right to acquire all of the issued and outstanding Acreage Fixed Shares (the “Acreage Option”) and on June 4, 2024, the Acreage Option was exercised in accordance with the terms of the Arrangement Agreement.
On October 24, 2022, Acreage entered into an arrangement agreement (the “Floating Share Arrangement Agreement”) with Canopy and Canopy USA, LLC (“Canopy USA”), pursuant to which, subject to the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will acquire all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Acreage Floating Shares”) by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Floating Share Arrangement”) in exchange for 0.045 of a Canopy Share for each Acreage Floating Share held. At the Acquisition Effective Time, Canopy USA will acquire all of the issued and outstanding Acreage Fixed Shares from the Registered Acreage Fixed Shareholders (other than any Acreage Fixed Shares held by Dissenting Shareholders and Canopy). The Acquisition is anticipated to occur immediately following the acquisition of the Acreage Floating Shares pursuant to the Floating Share Arrangement such that 100% of the issued and outstanding shares of Acreage will be owned by Canopy USA on closing of the acquisition of both the Acreage Fixed Shares and the Acreage Floating Shares. For additional details, please see the proxy statement and management information circular of Acreage dated August 17, 2020 (the “2020 Circular”) and the proxy statement and management information circular of Acreage dated February 14, 2023 (together with the 2020 Circular, the “Circulars”).
Copies of the Circulars, the Arrangement Agreement, the Floating Share Arrangement Agreement and the Plan of Arrangement, may be accessed under Acreage’s profile on SEDAR+ at www.sedarplus.ca and with the U.S.

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Securities and Exchange Commission through EDGAR at www.sec.gov/edgar. Capitalized terms used but not defined in this Letter of Transmittal have the respective meanings set out in the Arrangement Agreement. You are encouraged to carefully review the Arrangement Agreement and the Circulars in their entirety.
ODYSSEY TRUST COMPANY
(SEE BELOW FOR ADDRESS AND TELEPHONE NUMBER)
OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL BE ABLE TO
ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is for use by Registered Acreage Fixed Shareholders only and is not to be used by beneficial holders of Acreage Fixed Shares (“Non-Registered Acreage Fixed Shareholders”). A Non-Registered Acreage Fixed Shareholder does not have Acreage Fixed Shares registered in its name; rather, such Acreage Fixed Shares are registered in the name of a broker, investment dealer, bank, trust company, nominee or other intermediary (each, an “Intermediary”) through which it purchased the Acreage Fixed Shares or in the name of a clearing agency (such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant. If you are a Non-Registered Acreage Fixed Shareholder, you should contact your Intermediary for instructions and assistance in depositing your DRS statement(s) or certificate(s) representing Acreage Fixed Shares and receiving the Consideration Shares for such Acreage Fixed Shares. To receive the Consideration Shares, Registered Acreage Fixed Shareholders are required to deposit the original certificate(s) or DRS statement(s), if applicable, representing the Acreage Fixed Shares held by them, along with this properly completed and duly signed Letter of Transmittal to the Depositary. A DRS statement (or certificate, if requested by the Registered Acreage Fixed Shareholder in this Letter of Transmittal), representing the aggregate Consideration Shares, less any amounts withheld, if applicable, payable to a Registered Acreage Fixed Shareholder who has complied with the procedures set out herein will be, as soon as practicable after the Acquisition Effective Date (as defined below) and after the receipt of all required documents: (i) E-mailed to the Registered Acreage Fixed Shareholder at the e-mail address specified in this Letter of Transmittal (ii) forwarded to the Registered Acreage Fixed Shareholder at the address specified in this Letter of Transmittal by first-class mail, postage prepaid; (iii) if no address has been specified in this Letter of Transmittal, forwarded to the address of the Registered Acreage Fixed Shareholder on the register of the Acreage Fixed Shares or; (iv) made available at the office of the Depositary at which this Letter of Transmittal and the original certificate(s) or DRS statement(s), if applicable, representing the Acreage Fixed Shares were delivered, for pickup by the Registered Acreage Fixed Shareholder, as requested by the Registered Acreage Fixed Shareholder in this Letter of Transmittal.

Registered Acreage Fixed Shareholders are not entitled to receive fractional Canopy Shares in connection with the Arrangement, in accordance with the terms of the Arrangement Agreement. Where the aggregate number of Canopy Shares to be issued to a Registered Acreage Fixed Shareholder as Consideration Shares under the Arrangement would result in a fraction of a Canopy Share being issuable, the number of Canopy Shares to be received by such Registered Acreage Fixed Shareholder shall be rounded down to the nearest whole Canopy Share and no compensation shall be issued in lieu of the issuance of a fractional Canopy Share.
The effective date of the Acquisition (the “Acquisition Effective Date”) is currently expected to occur in mid-December, 2024, after all conditions to completion of the Arrangement have been satisfied or waived. COMPLETION OF THE ARRANGEMENT IS SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS, AS FURTHER DESCRIBED IN THE CIRCULARS AND THE ARRANGEMENT AGREEMENT. NO DELIVERY OF THE CONSIDERATION SHARES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.
THE CONSIDERATION SHARES TO WHICH REGISTERED ACREAGE FIXED SHAREHOLDERS HAVE THE RIGHT TO RECEIVE IN ACCORDANCE WITH THE ARRANGEMENT SHALL BE RELEASED BY THE DEPOSITARY, UPON VALID RECEIPT OF A LETTER OF TRANSMITTAL TOGETHER WITH ORIGINAL DRS STATEMENT(S) OR CERTIFICATE(S), IF APPLICABLE, REPRESENTING THE DEPOSITED SHARES. IT IS IMPORTANT THAT YOU CAREFULLY READ THE INSTRUCTIONS SET OUT BELOW, PROPERLY COMPLETE, DULY EXECUTE, AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. YOU ARE STRONGLY URGED TO READ THE CIRCULARS, INCLUDING THE APPENDICES ATTACHED THERETO, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
REGISTERED ACREAGE FIXED SHAREHOLDERS WHO DO NOT DELIVER THE CERTIFICATE(S) OR DRS STATEMENT(S), AS APPLICABLE, REPRESENTING THEIR ACREAGE FIXED SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH ANNIVERSARY OF THE ACQUISITION EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE THE CONSIDERATION SHARES FOR

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THEIR ACREAGE FIXED SHARES AND ANY CLAIM OR INTEREST OF ANY KIND OR NATURE AGAINST ACREAGE, CANOPY OR THE DEPOSITARY.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH IN THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY. IF ACREAGE FIXED SHARES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED ACREAGE FIXED SHAREHOLDER.

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DEPOSIT OF ACREAGE FIXED SHARES

TO:    ACREAGE HOLDINGS, INC.
AND TO:    CANOPY GROWTH CORPORATION
AND TO:    CANOPY USA, LLC
AND TO:    ODYSSEY TRUST COMPANY, AS DEPOSITARY

The undersigned hereby delivers to the Depositary the enclosed DRS Statement(s) and/or certificate(s), if applicable, representing Acreage Fixed Shares to be exchanged for the Consideration Shares pursuant to and in accordance with the Arrangement, as described in detail in the Circulars, the details of which are as follows:

SHAREHOLDER REGISTRATION TABLE
DRS Holder Account Number(s) or Certificate Number(s)	Name(s) and Address of Registered Acreage Fixed Shareholder(s)	Number of Acreage Fixed Shares Represented by DRS Statement(s) or Certificate(s)*

TOTAL NUMBER OF ACREAGE FIXED SHARES DEPOSITED:
Please clearly print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above format.

*The total of the number of Acreage Fixed Shares listed in the table above must equal the total number of Acreage Fixed Shares registered to the Registered Acreage Fixed Shareholder on the register of Acreage.
Check this box if all or some Acreage Fixed Share certificates have been lost, stolen, or destroyed. Please review item 1.(b) of the Additional Instructions for the procedure to replace lost, stolen or destroyed certificate(s).

Any DRS statement(s) or certificate(s) described above are enclosed and the Registered Acreage Fixed Shareholder irrevocably deposits the above-mentioned Acreage Fixed Shares (the “Deposited Shares”) in exchange for the Consideration Shares to which such holder is entitled pursuant to the Arrangement on the basis of the Exchange Ratio (as defined in and adjusted in accordance with the Arrangement Agreement). The Registered Acreage Fixed Shareholder transmits the securities described above representing the Deposited Shares to be dealt with in accordance with this Letter of Transmittal.

Registered Acreage Fixed Shareholders who do not deliver their DRS statement(s) or certificate(s) representing their Acreage Fixed Shares and all other documents required by the Depositary on or before the sixth anniversary of the Acquisition Effective Date shall lose their right to receive the Consideration Shares or other compensation and any claim or interest of any kind or nature against Acreage, Canopy, or the Depositary.
Non-registered holders of Acreage Fixed Shares should contact their nominee who holds the DRS statement(s) or certificate(s) representing their Acreage Fixed Shares on their behalf to arrange for the deposit of such DRS statement(s) or certificate(s).
The undersigned acknowledges that if the Acquisition does not proceed, any enclosed DRS statement(s) or certificate(s) representing the Deposited Shares will be: (i) returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the address as it appears on the register of Acreage Fixed Shares; or (ii) if the undersigned has chosen “Hold for Pick-Up” in this Letter of Transmittal, held for pick-up at the office of the Depositary.

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REPRESENTATIONS AND WARRANTIES
The undersigned registered holder(s) of the Deposited Shares represents, warrants and acknowledges to Acreage, Canopy USA, Canopy and the Depositary that:
1.they have received and reviewed the Circulars and the Arrangement Agreement;
2.they are the legal owner of the Deposited Shares and have good title to the rights represented by the above mentioned securities free and clear of all liens, charges, encumbrances, claims, adverse interests, security interests and equities, together with all rights and benefits, and have full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the securities representing the Deposited Shares and that, when the Consideration Shares are delivered, none of Acreage, Canopy, or any affiliate thereof or successor thereto will be subject to any adverse claim in respect of such Deposited Shares;
3.the Deposited Shares have not been sold, assigned, or transferred, nor has any agreement been entered into to sell, assign, or transfer any such Deposited Shares to any other person;
4.the transfer and surrender of the undersigned’s Deposited Shares complies with applicable laws, and if the undersigned is a corporation, complies with its constating documents, and that the information provided herein is true, accurate and complete as of the date hereof;
5.the jurisdiction of residence of the undersigned is as specified in this Letter of Transmittal;
6.acknowledges that the covenants, representations, and warranties of the undersigned contained herein shall survive the completion of the Arrangement;
7.Acreage and/or Canopy may be required to disclose personal information in respect of the undersigned and the undersigned consents to disclosure of personal information to: (i) stock exchanges, securities or other regulatory authorities; (ii) the Depositary; (iii) Canopy USA; (iv) any of the parties to the Arrangement Agreement; (v) legal counsel to any of the parties to the Arrangement Agreement; and (vi) as may otherwise be required by applicable laws or policies;
8.all authority conferred, or agreed to be conferred, by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon any heirs, personal representatives, successors and assigns of the undersigned;
9.by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Shares will be determined by Acreage and Canopy in their sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on Acreage, Canopy, the Depositary, or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;
10.Acreage and Canopy reserve the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction, and Acreage and Canopy further reserve the absolute right to waive any defects or irregularities in the deposit of any Acreage Fixed Shares, and that there is no duty or obligation upon Acreage, Canopy, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Acreage Fixed Shares and no liability will be incurred by any of them for failure to give any such notice;
11.if the Acquisition is completed, the delivery of the Deposited Shares pursuant to this Letter of Transmittal is irrevocable. If the Acquisition is not completed or should the Acquisition not proceed, for any reason, the certificate(s) representing the Deposited Shares and other relevant documents shall be returned as soon as possible to the undersigned in accordance with the instructions in this Letter of Transmittal;

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12.the undersigned will not receive DRS statement(s) or the certificate(s) representing the Consideration Shares in respect of the Deposited Shares until following the Acquisition Effective Time and until all required documents, including any DRS statement(s) or certificate(s), as applicable, are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further acknowledged that no interest will accrue on the Consideration Shares payable in respect of the Deposited Shares in connection with the Arrangement. The undersigned further represents and warrants that the Consideration Shares in respect of Deposited Shares will completely discharge any obligations of Acreage, Canopy and the Depositary with respect to the matters contemplated by this Letter of Transmittal;
13.Acreage, Canopy and the Depositary shall be entitled to deduct and withhold from any amounts otherwise payable to any person under the Plan of Arrangement and the acquisition of the Acreage Fixed Shares following the exercise of the Acreage Option, (including, without limitation, any payments to any Registered Acreage Fixed Shareholder who has duly and validly exercised Dissent Rights in respect of the Arrangement), such amounts as Acreage, Canopy or the Depositary are or may be required, entitled or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code, or any provision of any other Law. To the extent that taxes or other amounts are so deducted or withheld, such deducted or withheld amounts will be treated for all purposes hereof as having been paid to the person in respect of which such deduction and withholding was made; provided that such deducted or withheld amounts are actually remitted to the appropriate governmental authority. The undersigned acknowledges that each of Acreage, Canopy and the Depositary is hereby authorized to sell or otherwise dispose of such portion of the Consideration Shares as is necessary to provide sufficient funds to Acreage, Canopy or the Depositary, as the case may be, to enable it to comply with deduction or withholding requirements, and Acreage, Canopy or the Depositary will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale. The undersigned acknowledges that it has consulted or has had the opportunity to consult its own tax advisor with respect to the potential income tax consequences to it of the Arrangement;
14.the delivery to the undersigned of the Consideration Shares does not violate any laws applicable to the undersigned and will fully and completely discharge any and all obligations of Acreage, Canopy, and the Depositary to the undersigned with respect to the matters contemplated by this Letter of Transmittal and the Arrangement; and
15.by reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En utilisant la version anglaise de la présente lettre d’envoi, le soussigné est réputé avoir demandé que tout contrat attesté par l’arrangement, tel qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportant soient rédigés exclusivement en anglais. This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.
The undersigned registered holder(s) of the Deposited Shares covenants and agrees to Acreage, Canopy and the Depositary that the undersigned:
1.will execute, upon request, any additional documents, transfers, and other assurances as may be necessary or desirable to complete the exchange of securities representing the Deposited Shares for the Consideration Shares;
2.surrenders, effective at the Acquisition Effective Date, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary, each director and officer of Acreage and Canopy, and any other person designated by Acreage or Canopy in writing, as true and lawful attorney of the undersigned, with the full power of substitution to deliver the securities representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Acreage;
3.the undersigned will not transfer or permit to be transferred any of its Acreage Fixed Shares;

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4.the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and agrees that no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to such Deposited Shares; and
5.following completion of the Acquisition, directs and instructs the Depositary to issue or to cause to be issued a DRS statement or certificate representing the Consideration Shares in exchange for the Deposited Shares promptly after the Acquisition Effective Date, and unless otherwise indicated in this Letter of Transmittal under “Special Instructions” or “Hold for Pick-Up”, to the Registered Acreage Fixed Shareholder at the address and/or e-mail address specified herein. If no address is specified, the Depositary will forward the DRS statement or certificate to the address of the Registered Acreage Fixed Shareholder as shown on the register of Acreage Fixed Shares.

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BOX A – NEW ADDRESS UPDATE
To be completed ONLY if you require an address update on Odyssey’s records.

(New Street Address & Number)

 (New City and Province or State)

 (New Postal/Zip Code & Country)

 (Telephone – Business Hours)

BOX B – SPECIAL INSTRUCTIONS
To be completed ONLY if the Consideration Shares are to be mailed to an address other than your address of record or the address in Box A.

(Street Address & Number)

 (City and Province or State)

 (Postal/Zip Code & Country)

 (Telephone – Business Hours)
□ Please issue a physical share certificate instead of a DRS statement representing the Consideration Shares.

BOX C – SIGNATURE (REQUIRED)

Dated:

(Signature of Registered Acreage Fixed Shareholder or Authorized Representative) *

(Signature of any joint Registered Acreage Fixed Shareholder)

(Name of Registered Acreage Fixed Shareholder(s))

 (Name of Authorized Representative)

________________________________________
(Email Address) **

BOX D - TRANSFER INSTRUCTIONS
To be completed ONLY if the Consideration Shares are to be issued and transferred to someone other than the Registered Acreage Fixed Shareholder. Box E must also be completed.

(Name)

(Street Address and Number)

 (City and Province or State)

 (Postal (Zip) Code and Country)

(Telephone – Business Hours)

____________________________________________
(Email Address) **
BOX E – SIGNATURE GUARANTEE Signature guaranteed by: (Authorized Signature) (Name of Guarantor) (Telephone – Business Hours)

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BOX F – PICK-UP INSTRUCTIONS Hold for pick-up at the office of the Depositary where the Acreage Fixed Shares were deposited: Calgary Toronto Vancouver

*If the signature is that of a Trustee, Executor, Administrator, Guardian, Attorney-in-fact, Agent, Officer of a corporation, or any other person acting in a fiduciary or representative capacity, proof of signing authority dated within six months is required.

**By providing an email address, the undersigned consents to electronic delivery by the Depositary.

BOX G – RESIDENCY ELECTION (REQUIRED)

Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.
     The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;
OR
     The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.
A “U.S. Shareholder” is any Registered Acreage Fixed Shareholder that is either (A) providing an address below that is located within the United States or any territory or possession thereof; or (B) a U.S. person for United States federal tax purposes (as further described in Instruction 12).
If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid United States backup withholding you must complete the Form W-9 attached as Appendix “A” or otherwise provide certification that you are exempt from backup withholding, as provided in the Instructions. If you are not a U.S. Shareholder and you provide an address that is located in the United States, you must complete an appropriate Form W-8. If you require a Form W-8, please contact the Depositary. All Registered Acreage Fixed Shareholders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from backup withholding.

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ADDITIONAL INSTRUCTIONS
1.Miscellaneous
(a) If Box “D” is not completed, the Consideration Shares will be issued in the name of the registered holder of the Deposited Shares and if neither Box “A” or Box “B” is completed nor an e-mail address provided, the DRS statement(s) or certificate(s) will be mailed to the address of the registered holder of the Deposited Shares as it appears on the register of Acreage Fixed Shares. Any DRS statement(s) or certificate(s), as applicable, representing the Consideration Shares mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.
(b) If a certificate representing the Acreage Fixed Shares has been lost, stolen, or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or Acreage or Canopy will respond with replacement requirements (which may include an Affidavit of Loss and Indemnity Bond).
(c) If the Acquisition does not proceed for any reason, any certificate(s) representing the Deposited Shares received by the Depositary will be returned to you forthwith in accordance with the delivery instructions given pursuant to Box “A”, Box “B” or Box “D”, as applicable, or failing such address being specified, to the registered holder at the address as it appears on the register of Acreage Fixed Shares.
(d) Questions and requests for assistance may be directed to the Depositary and additional copies of this Letter of Transmittal may be obtained on request from the Depositary at the telephone number, e-mail, or address specified on the back page of this Letter of Transmittal. Registered Acreage Fixed Shareholders may also contact their broker, investment dealer, bank, trust company or other nominee for assistance.
(e) If the Acreage Fixed Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Transmittal must be completed for each different registration.
(f) The method used to deliver this Letter of Transmittal, any accompanying DRS statements(s) or certificate(s), and all other required documents is at the option and risk of the Registered Acreage Fixed Shareholder. Delivery will be deemed received only when such documents are received by the Depositary. Acreage and Canopy recommend that the necessary documentation be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise, the use of registered mail or courier with return receipt requested and properly insured, is recommended. Delivery to an address other than to the address specified on the back page of this Letter of Transmittal does not constitute delivery.
(g) No alternative, conditional, or contingent deposits of the Acreage Fixed Shares will be accepted.
(h) If the space on this Letter of Transmittal is insufficient to list all certificates or DRS statements, as applicable, for Deposited Shares, additional certificate numbers or DRS account numbers, as applicable, and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.
2.U.S. Federal Income Tax and Backup Withholding - Form W-9 Instructions
(a)The following does not constitute a summary of the tax consequences of the Arrangement and Registered Acreage Fixed Shareholders should consult with their own tax advisors regarding the

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tax consequences of the Arrangement as well as any elections that may be available to mitigate certain possible adverse U.S. tax consequences. Each U.S. Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Form W-9, which may be obtained from the Depositary or at http://www.irs.gov, and to certify whether such holder is subject to backup withholding of federal income tax. If a U.S. Shareholder has been notified by the IRS that such holder is subject to backup withholding, such U.S. Shareholder must cross out item 2 of the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. You are a U.S. person if you are: (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity taxable as a corporation) or partnership created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in effect under applicable U.S Treasury regulations to be treated as a U.S. person. Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or Employer Identification Number in the Form W-9 and sign and date the form. If a U.S. Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in the Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 28% of all consideration due to such holder in connection with the Arrangement until a TIN is provided to the Depositary. If the Form W-9 is not applicable to a holder because such holder is not a U.S. Shareholder, but such holder provides an address that is located in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury to avoid U.S. federal backup withholding tax. An appropriate IRS Form W-8 (W-8BEN, W-8ECI or other form) may be obtained from the Depositary, or at http://www.irs.gov.
(b)A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 MAY BE SUBJECT TO PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% ON ANY CONSIDERATION SUBJECT TO TAX DUE TO SUCH HOLDER IN CONNECTION WITH THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING. EACH HOLDER OF ACREAGE FIXED SHARES IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A FORM W-9 OR IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING. TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, U.S. SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH U.S. SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH U.S. SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH U.S. SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
3.Privacy Notice
(a)At Odyssey Trust Company, we take your privacy seriously. When providing services to you, we receive non-public, personal information about you. We receive this information through transactions we perform for you or an issuer in which you hold securities, from enrolment forms and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, securities ownership information and other financial information. With respect to both current and former customers, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you, and we maintain physical, electronic, and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information, and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our

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Privacy Code may be accessed at www.odysseytrust.com, or you may request a copy in writing Attn: Chief Privacy Officer, Odyssey Trust Company at 350 – 409 Granville St, Vancouver, BC, V6C 1T2.

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The Depositary is:
Odyssey Trust Company

Deliver by Registered Mail, Mail, Hand, or Courier to:

Trader’s Bank Building
702 – 67 Yonge Street
Toronto ON M5E 1J8
Attention: Corporate Actions

Inquiries:
Telephone: (587) 885-0960
E-Mail: corp.actions@odysseytrust.com

Any questions and requests for assistance may be directed to the Depositary at the telephone number or e-mail set out above.

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